Exhibit 99.(H)(16)

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc.

EXHIBIT C

AMENDED as of March 4, 2026

Portfolio Series of the Trust

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. AI Enhanced Value Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. LargeCap Fund

WisdomTree U.S. MidCap Fund

WisdomTree U.S. SmallCap Fund

WisdomTree U.S. Value Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Growth Fund

WisdomTree U.S. Multifactor Fund

WisdomTree Global High Dividend Fund

WisdomTree Global ex-U.S. Quality Growth Fund

WisdomTree New Economy Real Estate Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets Quality Growth Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree True Developed International Fund

WisdomTree International AI Enhanced Value Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree International Multifactor Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree European Opportunities Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Japan Opportunities Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Emerging Markets Corporate Bond Fund

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WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Equity Premium Income Fund

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Mortgage Plus Bond Fund

WisdomTree U.S. Efficient Core Fund

WisdomTree U.S. Corporate Bond Fund

WisdomTree U.S. High Yield Corporate Bond Fund

WisdomTree U.S. Short-Term Corporate Bond Fund

WisdomTree Dynamic International Equity Fund

WisdomTree Dynamic International SmallCap Equity Fund

WisdomTree Cloud Computing Fund

WisdomTree Enhanced Commodity Strategy Fund

WisdomTree Cybersecurity Fund

WisdomTree Private Credit and Alternative Income Fund

WisdomTree International Efficient Core Fund

WisdomTree Emerging Markets Efficient Core Fund

WisdomTree BioRevolution Fund

WisdomTree Target Range Fund

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund

WisdomTree Efficient Gold Plus Equity Strategy Fund

WisdomTree True Emerging Markets Fund

WisdomTree U.S. Quality Growth Fund

WisdomTree Voya Yield Enhanced USD Universal Bond Fund

WisdomTree Bianco Total Return Fund

WisdomTree U.S. MidCap Quality Growth Fund

WisdomTree U.S. SmallCap Quality Growth Fund

WisdomTree 1-3 Year Laddered Treasury Fund

WisdomTree 7-10 Year Laddered Treasury Fund

WisdomTree India Hedged Equity Fund

WisdomTree Core Laddered Municipal Fund

WisdomTree High Income Laddered Municipal Fund

WisdomTree Inflation Plus Fund

WisdomTree GeoAlpha Opportunities Fund

WisdomTree Europe Defense Fund

WisdomTree Global Defense Fund

WisdomTree Asia Defense Fund

WisdomTree Quantum Computing Fund

WisdomTree Efficient TIPS Plus Gold Fund

WisdomTree Efficient U.S. Long/Short Equity Fund

WisdomTree U.S. Adaptive Moving Average Fund

WisdomTree Efficient U.S. Plus International Equity Fund

WisdomTree International Adaptive Moving Average Fund

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WisdomTree Trust	WisdomTree Asset Management, Inc.

/s/ Jonathan Steinberg	/s/ Stuart Bell
Jonathan Steinberg	Stuart Bell
President	Chief Operating Officer

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